UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): March 21, 2011

                          SYNERGY RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

     Colorado                        None                   20-2835920
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(State or other jurisdiction (Commission File No.)         (IRS Employer
 of incorporation)                                         Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
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          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant to Rule 13e-14(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement

     See Item 3.02 of this report.

Item 3.02.  Unregistered Sales of Equity Securities

     On March 21, 2011, Synergy Resources Corporation issued 1,312,796 shares of its common stock to fourteen persons in consideration for the assignment by these persons of oil and gas leases. The leases cover 89,805 gross (80,334 net) acres in the Denver-Julesburg Basin. George Seward, a director of the Company, received 337,523 of these shares for his assignement of leases covering 19,852 net acres.

     The 1,312,796 shares of common stock were not registered under the Securities Act of 1933 and are restricted securities. The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the issuance of the shares.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 21, 2011

                               SYNERGY RESOURCES CORPORATION


                           By: /s/ Ed Holloway
                               -----------------------------
                               Ed Holloway, President